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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date  of  Report  (Date  of  earliest  event  reported):   December 9, 2000


                              Flexxtech Corporation
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

            000-25499                                      88-0390360
     ----------------------                     --------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

             5777 W. Century Blvd., Suite 767, Los Angeles, CA 90045
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               (Address of principal executive offices) (Zip Code)

                                 (310) 342-0794
                                -----------------
              (Registrant's telephone number, including area code)


                         Infinite Technology Corporation
                     3050 E 630 North, St. George, UT 84790
                        ---------------------------------
                     (Registrant's Former name and address)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  Not applicable.

ITEM 5.  OTHER EVENTS

  Not applicable.

ITEM 6.  RESIGNATIONS OF DIRECTORS

Howard Frantom, Chairman of the Board of Directors and CEO of our company passed away on Saturday, December 9, 2000. Mr. Frantom had previous heart surgery.
Mr. Frantom was 66 years old. Mr. Frantom also served as Chairman and CEO of OpiTV.com, a subsidiary of Flexxtech Holdings, Inc. Flexxtech Holdings, Inc. is our wholly-owned subsidiary.

On Saturday, December 9, 2000, Greg Mardock, the president of our company, was elected to serve as a director of OpiTV.com in the position formerly held by Mr. Frantom. Greg Mardock was also elected by the directors of our company and OpiTV.com to assume the CEO position of our company and of OpiTV.com.


ITEM 7.  FINANCIAL STATEMENTS

  Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

  Not applicable.


EXHIBITS

Not applicable

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 By /s/  GREG MARDOCK
                                                 ------------------------
                                                 Greg Mardock
                                                 President

    Date: December 11, 2000